[GRAPHIC OMITTED]
Annual Report
May 31, 2002

FRANKLIN'S AGE HIGH INCOME FUND

     [LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
       INVESTMENTS

                            THANK YOU FOR INVESTING WITH
                        FRANKLIN TEMPLETON. WE ENCOURAGE
                   OUR INVESTORS TO MAINTAIN A LONG-TERM
                       PERSPECTIVE AND REMEMBER THAT ALL
                     SECURITIES MARKETS MOVE BOTH UP AND
                   DOWN, AS DO MUTUAL FUND SHARE PRICES.
                         WE APPRECIATE YOUR PAST SUPPORT
                        AND LOOK FORWARD TO SERVING YOUR
                    INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OF CHRISTOPHER J. MOLUMPHY OMITTED]
CHRISTOPHER J. MOLUMPHY
SENIOR PORTFOLIO MANAGER
FRANKLIN'S AGE HIGH INCOME FUND


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[GRAPHIC OF MOUSE OMITTED]

FRANKLINTEMPLETON.COM

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
SHAREHOLDER LETTER


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YOUR FUND'S GOAL: FRANKLIN'S AGE HIGH INCOME FUND SEEKS TO PROVIDE INVESTORS
WITH HIGH, CURRENT INCOME, WITH A SECONDARY OBJECTIVE OF PRINCIPAL APPRECIATION. THE FUND INVESTS IN A DIVERSIFIED PORTFOLIO CONSISTING PRIMARILY OF HIGH YIELD, LOWER-RATED DEBT SECURITIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Franklin's AGE High Income Fund covers the fiscal year ended May 31, 2002. The 12-month period under review was difficult for the financial markets, as the economic recession and heightened volatility in major equity markets negatively impacted most asset classes. Responding to deteriorating economic news and the post-September 11 effects, the Federal Reserve Board continued to lower short-term interest rates aggressively, reducing the federal funds target rate from 4.00% to 1.75% during the Fund's fiscal year. Longer-term interest rates also fell, as the benchmark 10-year U.S. Treasury yield declined from 5.4% on May 31, 2001, to 5.1% by period-end.

Fortunately, the economic outlook improved by mid-2002, while the interest rate environment continued to be favorable. However, risk aversion remained high throughout the 12-month reporting period as corporate bond investors' concerns persisted regarding high default rates and the timing and pace of a corporate earnings recovery. Consequently, the risk premium investors demanded for holding high yield bonds, as measured by CSFB High Yield Index's interest rate spread



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 18.


CONTENTS


Shareholder Letter .........  1

Performance Summary ........  9

Financial Highlights &
Statement of Investments ... 13

Financial Statements ....... 27

Notes to
Financial Statements ....... 31

Independent
Auditors' Report ........... 36

Board Members
and Officers ............... 37



FUND CATEGORY
[GRAPHIC OF PYRAMID OMITTED - INCOME HIGHLIGHTED]
Global
Growth
Growth & Income
Income
Tax-Free Income
over U.S. Treasuries, widened from 7.9% at the beginning of the period, peaked to 10.1% in September, and closed the Fund's fiscal year at 7.4%.(1)

Within this mixed environment, Franklin's AGE High Income Fund - Class A delivered a -0.68% cumulative total return for the 12 months ended May 31, 2001, as shown in the Performance Summary beginning on page 9. Although the Fund's absolute performance was disappointing, it performed favorably compared with the -0.97% return of the Lipper High Current Yield Average, which was composed of 374 high yield bond funds on May 31, 2002.(2) We think it bears noting that the Fund also outperformed the Standard & Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index, which returned -13.84% and -22.54%, for the year under review.(3)

During the reporting period, we moved from a more conservative, relatively defensive investment strategy to a slightly more aggressive stance in light of the pronounced sell-off following the September 11 events. We were able to invest in higher quality corporate bonds that were greatly impacted when the yield spreads widened, particularly in the lodging and leisure sectors. As the markets recovered and bond valuations improved, we elected to return to a more neutral positioning by period-end.



1. Source: Credit Suisse First Boston. The CSFB High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

2. Source: Lipper Inc. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In general, we maintained our focus on less cyclical sectors with strong growth potential. We reduced our telecommunications exposure as well as portfolio weightings in broadcasting and wireless communications. Conversely, we increased our exposure to retail, health services, and gaming and leisure. As of May 31, 2002, our top five industry weightings as a percentage of total net assets were wireless communications (9.7%), gaming and leisure (8.0%), health care services (7.8%), cable television (7.7%), and transportation (5.2%).


SECTOR DISCUSSIONS
WIRELESS - COMMUNICATIONS
Despite the past year's sluggish economic environment, the wireless communications industry managed to post solid growth in revenues and subscribers. U.S. penetration rates increased again, rising to 46% by the end of calendar year 2001, a respectable gain from 40% at the end of 2000. Growing popularity of communication via cellular handsets and the introduction of more flexible service offerings were key drivers for the industry's strong performance. Additionally, average revenues per subscriber unit were fairly steady, suggesting that service providers were able to maintain prices. We focused our holdings on cellular communications service providers with geographic diversity, sound managements and strong growth prospects. Dobson/Sygnet Communications, a fairly large Fund holding, fit our profile well. Dobson/Sygnet operates in the less competitive rural markets and recently upgraded its infrastructure to a fully digital system, which lowers the average service cost per subscriber. We also invested in wireless transmission tower operators, who sell leased tower antenna space to service providers. Due to lease contracts and the relatively inflexible nature of most network architecture, tower operators' revenue streams should be less cyclical over time. Within the tower industry, we invested in Crown Castle International, which ranks among the two

PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
5/31/02

[PIE CHART OMITTED]

BONDS                      88.7%
EQUITIES                    5.7%
SHORT-TERM INVESTMENTS &
  OTHER NET ASSETS          5.6%

TOP 10 HOLDINGS
5/31/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Charter
Communications
Holdings LLC                1.8%
CONSUMER SERVICES

Chancellor Media Corp.      1.6%
CONSUMER SERVICES

Adelphia
Communications Corp.        1.4%
CONSUMER SERVICES

Terex Corp.                 1.4%
PRODUCER MANUFACTURING

Fresenius Medical Care
Capital Trust               1.4%
HEALTH SERVICES

Intermedia
Communications Inc.         1.3%
COMMUNICATIONS

P&L Coal Holdings Corp.     1.3%
ENERGY MINERALS

Allied Waste
North America Inc.          1.3%
INDUSTRIAL SERVICES

Avecia Group PLC            1.3%
PROCESS INDUSTRIES

Calpine Corp.               1.2%
UTILITIES



largest U.S. operators. We view Crown Castle's tower portfolio as the industry's best, and the company tends to dominate the markets in which it operates. Given the positive long-term growth prospects for wireless services, we believe favorable investment opportunities in the industry will continue.

GAMING AND LEISURE
Gaming and leisure held up reasonably well amid the economic weakness. We focused our investments on large, diversified companies that own and operate the stronger properties in their respective markets. When securities prices fell sharply in the wake of September 11, we added to our holdings in this sector. For example, we initiated a position in Royal Caribbean Cruises at a considerable discount when its bond price fell significantly. Despite the near-term fall-off in leisure spending, we felt confident in Royal Caribbean's market leader status and the cruise industry's solid long-term prospects. We also added to our gaming positions because we were attracted to these companies' ability to generate strong cash flow and to the substantial value of their hotel and casino assets. Specifically, we initiated positions in industry leaders such as Park Place Entertainment and Venetian Casino. We consider both companies solid operators with established, premier properties.

HEALTH SERVICES
We increased the Fund's health services weighting based on the sector's defensive nature and stable revenue streams, which we consider attractive attributes for leveraged investing. During the year under review, health care continued to benefit from increased Medicare spending and higher reimbursement rates received from managed care and insurance companies. Insurers and HMOs have been largely successful in passing through costs to consumers and employers. We are optimistic that reimbursement trends will be supportive in the short- to intermediate-term, as few signs of pricing deterioration seem evident. One example of our health services investments is United Surgical Partners, an operator of surgery centers and private surgical hospitals. The company's facilities have historically experienced significant revenue growth, which reflects the tremendous expansion in the outpatient surgery market. Additionally, the company sought to ensure strong patient volumes by partnering with non-profit hospitals and/or physician groups. We also maintained holdings in Fresenius Medical Care Capital Trust, the world's largest integrated provider of dialysis products and treatment. We favor the dialysis business due to its stable revenue streams, status as the leading treatment for kidney failure, relative insulation from managed care pressures and overall nature as a more consolidated industry. Both companies have the qualities we generally seek for our health care holdings -- strong market positions, diversified cash flows and strong management leadership.

PAY TELEVISION
During the year under review, pay television fundamentals remained strong. In particular, demand for cable services continued to grow. Driven largely by the introduction of services such as telephony, digital television and high-speed Internet access, the sector continued to meet market expectations for subscriber growth and penetration. Our view of cable television's stable revenue stream as insulation from economic fluctuations proved to be accurate during last year's recession. Toward the end of the reporting period, however, it came to light that one of the cable services companies had engaged in fraudulent activities. This negative development contributed to security price weakness for many cable operators despite the fact the event was company-specific. Since we believe the industry's underlying assets remain strong and business fundamentals are solid, we sought to capitalize on this opportunity by adding to our Charter Communications Holdings position at attractive price levels. Within digital broadcast service (DBS) providers, the Fund continued to hold EchoStar Broadband bonds. EchoStar, which has demonstrated strong subscriber growth, successfully bid for its larger competitor, Hughes Electronics. If approved by regulators, the transaction would create a large presence in the North American DBS market.

TRANSPORTATION
Although the transportation sector is quite diverse, we focused on selected companies in the shipping, infrastructure, and U.S. aerospace and defense subsectors. We generally invested in the higher-quality, less cyclical companies, many of which enjoy a high degree of market power, favorable demographic trends, and longer and more stable contracts. Within the infrastructure segment, public and private investment grew in general highway, airport and shipping projects. Our investment in GS Superhighway Holdings, a company that owns and operates a major Chinese superhighway, is an example of our bottom-up approach. The company was able to raise additional capital to defease its existing bonds, a process where the issuer purchases U.S. Treasuries as collateral for its bonds. As a result, the Fund's GS Superhighway bonds traded at a premium to par value during the year under review. We also added to our position in URS, a company that provides engineering and design services. URS generated cash flow to repay debt through the economic down cycle. In U.S. aerospace and defense, our relatively underweighted position in the commercial aerospace sector contributed to Fund performance as the aircraft and airline industry suffered significantly following the September 11 events. Defense holding Alliant Techsystems performed well during the reporting period. The company is a manufacturer and supplier for aerospace and defense industries, so it is well positioned to benefit from greater U.S. defense spending.

DIVIDEND DISTRIBUTIONS
6/1/01-5/31/02

                             DIVIDEND PER SHARE
          --------------------------------------------------------
                                                       ADVISOR
MONTH      CLASS A    CLASS B    CLASS C   CLASS R*      CLASS
------------------------------------------------------------------

June      2.0 cents  1.92 cents  1.91 cents    --       2.03 cents

July      1.7 cents  1.62 cents  1.61 cents    --       1.72 cents

August    1.7 cents  1.62 cents  1.61 cents    --       1.72 cents

September 1.7 cents  1.61 cents  1.61 cents    --       1.73 cents

October   1.7 cents  1.61 cents  1.61 cents    --       1.72 cents

November  1.7 cents  1.61 cents  1.61 cents    --       1.72 cents

December  1.7 cents  1.62 cents  1.62 cents    --       1.72 cents

January   1.7 cents  1.62 cents  1.62 cents 1.70 cents  1.72 cents

February  1.7 cents  1.62 cents  1.62 cents 1.64 cents  1.72 cents

March     1.7 cents  1.62 cents  1.62 cents 1.65 cents  1.72 cents

April     1.5 cents  1.42 cents  1.42 cents 1.45 cents  1.52 cents

May       1.5 cents  1.42 cents  1.42 cents 1.45 cents  1.52 cents
------------------------------------------------------------------
TOTAL    20.3 CENTS 19.31 CENTS 19.28 CENTS 7.89 CENTS 20.56 CENTS

*On 1/1/02, the Fund began offering Class R shares to investors. Please see the prospectus for details.


LOOKING FORWARD
Although the recent equity market volatility tempered our near-term optimism somewhat, we remain sanguine regarding high yield corporate bonds' long-term total return prospects. Our positive outlook is based on expectations for moderate economic growth, the prospect for an improving credit cycle and attractive market valuations. We believe the current environment of low interest rates and tame inflation will sustain the economic recovery, which should eventually lead to higher corporate profitability. The worst news on corporate defaults seems behind us, and we believe credit quality should gradually improve going forward. Many veteran market observers including Moody's, a leading credit rating agency, predict that the high yield default rate will decline in the second half of 2002 from its recent

--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



peak levels. The lion's share of recent, new high yield issuance stemmed from higher-rated companies with stronger balance sheets, which improves the market's average credit profile. Finally, although high yield spreads over U.S. Treasuries have declined from their post-September 11 highs, they remain well above long-term historical averages. Using the CSFB High Yield Index as a benchmark, on May 31, 2002, the high yield market traded at a spread of 7.4% over Treasuries, well above the 10-year average spread of 5.5%.(1) Given these positive factors, we believe the high yield corporate bond market offers an attractive total return opportunity for investors with a long-term horizon.

We thank you for your participation in the Fund and look forward to serving your future investment needs.

Sincerely,

/S/SIGNATURE
Christopher J. Molumphy
Senior Portfolio Manager
Franklin's AGE High Income Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of May 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 5/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         5/31/02   5/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.22          $1.87     $2.09
DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.2030

CLASS B                        CHANGE         5/31/02   5/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.21          $1.87     $2.08
DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.1931

CLASS C                        CHANGE         5/31/02   5/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.21          $1.88     $2.09
DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.1928

CLASS R                        CHANGE         5/31/02   1/1/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.05          $1.88     $1.93
DISTRIBUTIONS (1/1/02-5/31/02)
Dividend Income                $0.0789

ADVISOR CLASS                  CHANGE         5/31/02   5/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.21          $1.88     $2.09
DISTRIBUTIONS (6/1/01-5/31/02)
Dividend Income                $0.2056


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 5/31/02.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/02.

7. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

8. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.52% and +2.20%.


PERFORMANCE


CLASS A                                 1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------
Cumulative Total Return(1)              -0.68%   +7.00%   +84.01%
Average Annual Total Return(2)          -4.78%   +0.48%    +5.83%
Value of $10,000 Investment(3)          $9,522  $10,241   $17,623
Avg. Ann. Total Return (6/30/02)(4)     -9.23%   -1.37%    +4.99%
Distribution Rate(5)                9.23%
30-Day Standardized Yield(6)        8.73%

                                                        INCEPTION
CLASS B                                 1-YEAR   3-YEAR  (1/1/99)
-----------------------------------------------------------------
Cumulative Total Return(1)              -0.70%   -5.46%    -4.24%
Average Annual Total Return(2)          -4.29%   -2.58%    -1.88%
Value of $10,000 Investment(3)          $9,571   $9,245    $9,373
Avg. Ann. Total Return (6/30/02)(4)     -9.06%   -5.03%    -3.94%
Distribution Rate(5)                9.11%
30-Day Standardized Yield(6)        8.59%

                                                        INCEPTION
CLASS C                                 1-YEAR   5-YEAR (5/16/95)
-----------------------------------------------------------------
Cumulative Total Return(1)              -0.71%   +4.65%   +31.10%
Average Annual Total Return(2)          -2.54%   +0.70%    +3.76%
Value of $10,000 Investment(3)          $9,746  $10,357   $12,969
Avg. Ann. Total Return (6/30/02)(4)     -7.39%   -1.15%    +2.62%
Distribution Rate(5)                8.97%
30-Day Standardized Yield(6)        8.50%

                                                        INCEPTION
CLASS R                                                  (1/1/02)
-----------------------------------------------------------------
Cumulative Total Return(1)                                 +1.52%
Aggregate Total Return(7)                                  +0.55%
Value of $10,000 Investment(3)                            $10,055
Aggregate Total Return (6/30/02)(3, 7)                     -6.75%
Distribution Rate(4)                9.26%
30-Day Standardized Yield(6)        8.80%

ADVISOR CLASS8                          1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------
Cumulative Total Return(1)              -0.03%   +8.26%   +86.89%
Average Annual Total Return(2)          -0.03%   +1.60%    +6.45%
Value of $10,000 Investment(3)          $9,997  $10,826   $18,689
Avg. Ann. Total Return (6/30/02)(4)     -5.04%   -0.39%    +5.55%
Distribution Rate(5)                9.70%
30-Day Standardized Yield(6)        9.23%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



CLASS A (6/1/92 - 5/31/02)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

               FRANKLIN'S AGE HIGH INCOME FUND         CSFB HIGH YIELD INDEX(9)
6/1/92         $ 9,577                                 $10,000
6/30/92        $ 9,620                                 $10,099
7/31/92        $ 9,806                                 $10,255
8/31/92        $ 9,957                                 $10,396
9/30/92        $10,073                                 $10,464
10/31/92       $ 9,898                                 $10,355
11/30/92       $10,015                                 $10,510
12/31/92       $10,135                                 $10,629
1/31/93        $10,367                                 $10,919
2/28/93        $10,526                                 $11,135
3/31/93        $10,686                                 $11,370
4/30/93        $10,771                                 $11,435
5/31/93        $10,895                                 $11,602
6/30/93        $11,137                                 $11,812
7/31/93        $11,263                                 $11,935
8/31/93        $11,311                                 $12,036
9/30/93        $11,359                                 $12,105
10/31/93       $11,689                                 $12,326
11/30/93       $11,737                                 $12,482
12/31/93       $11,922                                 $12,639
1/31/94        $12,177                                 $12,864
2/28/94        $12,060                                 $12,883
3/31/94        $11,525                                 $12,504
4/30/94        $11,450                                 $12,337
5/31/94        $11,501                                 $12,407
6/30/94        $11,509                                 $12,324
7/31/94        $11,561                                 $12,382
8/31/94        $11,657                                 $12,471
9/30/94        $11,710                                 $12,521
10/31/94       $11,763                                 $12,530
11/30/94       $11,638                                 $12,384
12/31/94       $11,738                                 $12,516
1/31/95        $11,838                                 $12,647
2/28/95        $12,306                                 $12,958
3/31/95        $12,407                                 $13,105
4/30/95        $12,743                                 $13,396
5/31/95        $13,035                                 $13,773
6/30/95        $13,140                                 $13,864
7/31/95        $13,388                                 $14,079
8/31/95        $13,446                                 $14,119
9/30/95        $13,553                                 $14,281
10/31/95       $13,661                                 $14,439
11/30/95       $13,720                                 $14,507
12/31/95       $13,929                                 $14,692
1/31/96        $14,190                                 $14,971
2/29/96        $14,301                                 $15,050
3/31/96        $14,209                                 $15,009
4/30/96        $14,271                                 $15,090
5/31/96        $14,436                                 $15,213
6/30/96        $14,447                                 $15,246
7/31/96        $14,563                                 $15,383
8/31/96        $14,838                                 $15,551
9/30/96        $15,169                                 $15,819
10/31/96       $15,287                                 $15,951
11/30/96       $15,623                                 $16,200
12/31/96       $15,907                                 $16,516
1/31/97        $16,029                                 $16,637
2/28/97        $16,318                                 $16,950
3/31/97        $15,937                                 $16,760
4/30/97        $16,118                                 $16,909
5/31/97        $16,470                                 $17,249
6/30/97        $16,767                                 $17,483
7/31/97        $17,240                                 $17,854
8/31/97        $17,252                                 $17,950
9/30/97        $17,556                                 $18,306
10/31/97       $17,450                                 $18,304
11/30/97       $17,699                                 $18,434
12/31/97       $17,831                                 $18,602
1/31/98        $18,023                                 $18,918
2/28/98        $18,217                                 $19,065
3/31/98        $18,413                                 $19,161
4/30/98        $18,487                                 $19,304
5/31/98        $18,499                                 $19,362
6/30/98        $18,512                                 $19,403
7/31/98        $18,651                                 $19,539
8/31/98        $17,267                                 $18,212
9/30/98        $17,345                                 $18,210
10/31/98       $17,035                                 $17,848
11/30/98       $18,154                                 $18,753
12/31/98       $18,101                                 $18,710
1/31/99        $18,378                                 $18,886
2/28/99        $18,191                                 $18,846
3/31/99        $18,406                                 $19,017
4/30/99        $18,758                                 $19,438
5/31/99        $18,362                                 $19,228
6/30/99        $18,376                                 $19,237
7/31/99        $18,390                                 $19,247
8/31/99        $18,054                                 $19,076
9/30/99        $17,857                                 $18,929
10/31/99       $17,800                                 $18,836
11/30/99       $18,174                                 $19,092
12/31/99       $18,189                                 $19,323
1/31/00        $17,985                                 $19,246
2/29/00        $18,074                                 $19,365
3/31/00        $17,716                                 $19,075
4/30/00        $17,731                                 $19,046
5/31/00        $17,443                                 $18,741
6/30/00        $17,917                                 $19,161
7/31/00        $18,010                                 $19,341
8/31/00        $18,181                                 $19,471
9/30/00        $17,882                                 $19,292
10/31/00       $17,326                                 $18,692
11/30/00       $16,523                                 $17,955
12/31/00       $16,848                                 $18,316
1/31/01        $17,992                                 $19,413
2/28/01        $18,157                                 $19,610
3/31/01        $17,657                                 $19,219
4/30/01        $17,406                                 $19,019
5/31/01        $17,744                                 $19,400
6/30/01        $17,230                                 $19,099
7/31/01        $17,463                                 $19,304
8/31/01        $17,698                                 $19,574
9/30/01        $16,353                                 $18,339
10/31/01       $16,859                                 $18,757
11/30/01       $17,458                                 $19,363
12/31/01       $17,340                                 $19,374
1/31/02        $17,494                                 $19,554
2/28/02        $17,191                                 $19,416
3/31/02        $17,626                                 $19,860
4/30/02        $17,859                                 $20,176
5/31/02        $17,623                                 $20,105



CLASS B (1/1/99 - 5/31/02)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

                FRANKLIN'S AGE HIGH INCOME FUND           CSFB HIGH YIELD INDEX (9)
1/1/99          $10,000                                   $10,000
1/31/99         $10,153                                   $10,094
2/28/99         $10,046                                   $10,073
3/31/99         $10,123                                   $10,164
4/30/99         $10,351                                   $10,389
5/31/99         $10,129                                   $10,277
6/30/99         $10,133                                   $10,282
7/31/99         $10,098                                   $10,287
8/31/99         $ 9,947                                   $10,196
9/30/99         $ 9,834                                   $10,117
10/31/99        $ 9,759                                   $10,068
11/30/99        $ 9,959                                   $10,204
12/31/99        $10,003                                   $10,328
1/31/00         $ 9,887                                   $10,287
2/29/00         $ 9,932                                   $10,350
3/31/00         $ 9,691                                   $10,195
4/30/00         $ 9,736                                   $10,180
5/31/00         $ 9,573                                   $10,017
6/30/00         $ 9,829                                   $10,241
7/31/00         $ 9,876                                   $10,338
8/31/00         $ 9,965                                   $10,407
9/30/00         $ 9,797                                   $10,311
10/31/00        $ 9,445                                   $ 9,990
11/30/00        $ 9,002                                   $ 9,597
12/31/00        $ 9,175                                   $ 9,790
1/31/01         $ 9,841                                   $10,376
2/28/01         $ 9,927                                   $10,481
3/31/01         $ 9,650                                   $10,272
4/30/01         $ 9,463                                   $10,166
5/31/01         $ 9,643                                   $10,369
6/30/01         $ 9,405                                   $10,208
7/31/01         $ 9,529                                   $10,317
8/31/01         $ 9,606                                   $10,462
9/30/01         $ 8,916                                   $ 9,802
10/31/01        $ 9,187                                   $10,025
11/30/01        $ 9,509                                   $10,349
12/31/01        $ 9,441                                   $10,355
1/31/02         $ 9,521                                   $10,451
2/28/02         $ 9,352                                   $10,377
3/31/02         $ 9,585                                   $10,615
4/30/02         $ 9,708                                   $10,784
5/31/02         $ 9,373                                   $10,746


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                   5/31/02
---------------------------------
1-Year                     -2.54%

5-Year                     +0.70%

Since Inception (5/16/95)  +3.76%



CLASS C (5/16/95 - 5/31/02)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]


                FRANKLIN'S AGE HIGH INCOME FUND           CSFB HIGH YIELD INDEX(9)
5/16/95         $ 9,892                                   $10,000
5/31/95         $ 9,928                                   $10,136
6/30/95         $10,004                                   $10,203
7/31/95         $10,186                                   $10,362
8/31/95         $10,223                                   $10,391
9/30/95         $10,297                                   $10,510
10/31/95        $10,373                                   $10,627
11/30/95        $10,412                                   $10,677
12/31/95        $10,565                                   $10,812
1/31/96         $10,756                                   $11,018
2/29/96         $10,835                                   $11,076
3/31/96         $10,760                                   $11,046
4/30/96         $10,840                                   $11,106
5/31/96         $10,927                                   $11,196
6/30/96         $10,930                                   $11,220
7/31/96         $11,052                                   $11,321
8/31/96         $11,215                                   $11,445
9/30/96         $11,500                                   $11,642
10/31/96        $11,584                                   $11,739
11/30/96        $11,792                                   $11,923
12/31/96        $12,001                                   $12,155
1/31/97         $12,087                                   $12,244
2/28/97         $12,340                                   $12,474
3/31/97         $12,006                                   $12,334
4/30/97         $12,136                                   $12,444
5/31/97         $12,393                                   $12,694
6/30/97         $12,611                                   $12,867
7/31/97         $12,960                                   $13,140
8/31/97         $13,007                                   $13,210
9/30/97         $13,230                                   $13,472
10/31/97        $13,144                                   $13,471
11/30/97        $13,281                                   $13,566
12/31/97        $13,419                                   $13,690
1/31/98         $13,511                                   $13,923
2/28/98         $13,650                                   $14,031
3/31/98         $13,836                                   $14,101
4/30/98         $13,839                                   $14,207
5/31/98         $13,842                                   $14,250
6/30/98         $13,844                                   $14,280
7/31/98         $13,989                                   $14,380
8/31/98         $12,902                                   $13,403
9/30/98         $13,001                                   $13,402
10/31/98        $12,765                                   $13,135
11/30/98        $13,594                                   $13,801
12/31/98        $13,549                                   $13,769
1/31/99         $13,750                                   $13,899
2/28/99         $13,605                                   $13,870
3/31/99         $13,708                                   $13,996
4/30/99         $14,014                                   $14,305
5/31/99         $13,713                                   $14,151
6/30/99         $13,718                                   $14,158
7/31/99         $13,671                                   $14,165
8/31/99         $13,467                                   $14,039
9/30/99         $13,315                                   $13,931
10/31/99        $13,215                                   $13,862
11/30/99        $13,486                                   $14,051
12/31/99        $13,545                                   $14,221
1/31/00         $13,388                                   $14,164
2/29/00         $13,449                                   $14,252
3/31/00         $13,123                                   $14,038
4/30/00         $13,184                                   $14,017
5/31/00         $12,964                                   $13,793
6/30/00         $13,310                                   $14,102
7/31/00         $13,372                                   $14,234
8/31/00         $13,493                                   $14,330
9/30/00         $13,268                                   $14,198
10/31/00        $12,793                                   $13,756
11/30/00        $12,196                                   $13,214
12/31/00        $12,430                                   $13,480
1/31/01         $13,328                                   $14,287
2/28/01         $13,444                                   $14,432
3/31/01         $13,070                                   $14,144
4/30/01         $12,817                                   $13,997
5/31/01         $13,061                                   $14,277
6/30/01         $12,740                                   $14,056
7/31/01         $12,906                                   $14,206
8/31/01         $13,009                                   $14,405
9/30/01         $12,079                                   $13,496
10/31/01        $12,445                                   $13,804
11/30/01        $12,879                                   $14,250
12/31/01        $12,787                                   $14,258
1/31/02         $12,895                                   $14,391
2/28/02         $12,667                                   $14,289
3/31/02         $12,981                                   $14,616
4/30/02         $13,147                                   $14,848
5/31/02         $12,969                                   $14,796



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(10)  5/31/02
--------------------------
1-Year              -0.03%

5-Year              +1.60%

10-Year             +6.45%




ADVISOR CLASS (6/1/92 - 5/31/02)(10)

[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

                FRANKLIN'S AGE HIGH INCOME FUND           CSFB HIGH YIELD INDEX(9)
6/1/92          $10,000                                   $10,000
6/30/92         $10,044                                   $10,099
7/31/92         $10,239                                   $10,255
8/31/92         $10,397                                   $10,396
9/30/92         $10,518                                   $10,464
10/31/92        $10,334                                   $10,355
11/30/92        $10,457                                   $10,510
12/31/92        $10,582                                   $10,629
1/31/93         $10,825                                   $10,919
2/28/93         $10,991                                   $11,135
3/31/93         $11,158                                   $11,370
4/30/93         $11,246                                   $11,435
5/31/93         $11,376                                   $11,602
6/30/93         $11,628                                   $11,812
7/31/93         $11,760                                   $11,935
8/31/93         $11,810                                   $12,036
9/30/93         $11,860                                   $12,105
10/31/93        $12,204                                   $12,326
11/30/93        $12,255                                   $12,482
12/31/93        $12,448                                   $12,639
1/31/94         $12,714                                   $12,864
2/28/94         $12,592                                   $12,883
3/31/94         $12,034                                   $12,504
4/30/94         $11,955                                   $12,337
5/31/94         $12,008                                   $12,407
6/30/94         $12,017                                   $12,324
7/31/94         $12,072                                   $12,382
8/31/94         $12,172                                   $12,471
9/30/94         $12,227                                   $12,521
10/31/94        $12,282                                   $12,530
11/30/94        $12,151                                   $12,384
12/31/94        $12,255                                   $12,516
1/31/95         $12,360                                   $12,647
2/28/95         $12,848                                   $12,958
3/31/95         $12,955                                   $13,105
4/30/95         $13,306                                   $13,396
5/31/95         $13,610                                   $13,773
6/30/95         $13,719                                   $13,864
7/31/95         $13,979                                   $14,079
8/31/95         $14,040                                   $14,119
9/30/95         $14,151                                   $14,281
10/31/95        $14,264                                   $14,439
11/30/95        $14,325                                   $14,507
12/31/95        $14,543                                   $14,692
1/31/96         $14,816                                   $14,971
2/29/96         $14,932                                   $15,050
3/31/96         $14,836                                   $15,009
4/30/96         $14,900                                   $15,090
5/31/96         $15,073                                   $15,213
6/30/96         $15,084                                   $15,246
7/31/96         $15,205                                   $15,383
8/31/96         $15,492                                   $15,551
9/30/96         $15,838                                   $15,819
10/31/96        $15,961                                   $15,951
11/30/96        $16,313                                   $16,200
12/31/96        $16,609                                   $16,516
1/31/97         $16,736                                   $16,637
2/28/97         $17,039                                   $16,950
3/31/97         $16,644                                   $16,760
4/30/97         $16,834                                   $16,909
5/31/97         $17,204                                   $17,249
6/30/97         $17,516                                   $17,483
7/31/97         $18,012                                   $17,854
8/31/97         $18,026                                   $17,950
9/30/97         $18,346                                   $18,306
10/31/97        $18,298                                   $18,304
11/30/97        $18,498                                   $18,434
12/31/97        $18,638                                   $18,602
1/31/98         $18,841                                   $18,918
2/28/98         $19,046                                   $19,065
3/31/98         $19,253                                   $19,161
4/30/98         $19,332                                   $19,304
5/31/98         $19,346                                   $19,362
6/30/98         $19,363                                   $19,403
7/31/98         $19,509                                   $19,539
8/31/98         $18,064                                   $18,212
9/30/98         $18,147                                   $18,210
10/31/98        $17,826                                   $17,848
11/30/98        $18,998                                   $18,753
12/31/98        $18,945                                   $18,710
1/31/99         $19,237                                   $18,886
2/28/99         $19,113                                   $18,846
3/31/99         $19,271                                   $19,017
4/30/99         $19,641                                   $19,438
5/31/99         $19,228                                   $19,228
6/30/99         $19,245                                   $19,237
7/31/99         $19,261                                   $19,247
8/31/99         $18,912                                   $19,076
9/30/99         $18,707                                   $18,929
10/31/99        $18,650                                   $18,836
11/30/99        $19,044                                   $19,092
12/31/99        $19,062                                   $19,323
1/31/00         $18,850                                   $19,246
2/29/00         $19,022                                   $19,365
3/31/00         $18,572                                   $19,075
4/30/00         $18,590                                   $19,046
5/31/00         $18,289                                   $18,741
6/30/00         $18,789                                   $19,161
7/31/00         $18,889                                   $19,341
8/31/00         $19,071                                   $19,471
9/30/00         $18,759                                   $19,292
10/31/00        $18,178                                   $18,692
11/30/00        $17,339                                   $17,955
12/31/00        $17,681                                   $18,316
1/31/01         $18,884                                   $19,413
2/28/01         $19,145                                   $19,610
3/31/01         $18,534                                   $19,219
4/30/01         $18,272                                   $19,019
5/31/01         $18,630                                   $19,400
6/30/01         $18,092                                   $19,099
7/31/01         $18,339                                   $19,304
8/31/01         $18,587                                   $19,574
9/30/01         $17,269                                   $18,339
10/31/01        $17,803                                   $18,757
11/30/01        $18,341                                   $19,363
12/31/01        $18,219                                   $19,374
1/31/02         $18,382                                   $19,554
2/28/02         $18,065                                   $19,416
3/31/02         $18,622                                   $19,860
4/30/02         $18,870                                   $20,176
5/31/02         $18,689                                   $20,105


9. Source: Standard & Poor's Micropal. The Credit Suisse First Boston (CSFB) High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.

10. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.



Past performance does not guarantee future results.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights

                                                                                 CLASS A
                                                           -----------------------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                           -----------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                           -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................      $2.09      $2.30      $2.69      $2.98      $2.90
                                                           -----------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................        .20        .23        .26        .26        .26
 Net realized and unrealized gains (losses) ............       (.22)      (.19)      (.39)      (.29)       .08
                                                           -----------------------------------------------------
Total from investment operations .......................       (.02)       .04       (.13)      (.03)       .34
                                                           -----------------------------------------------------
Less distributions from net investment income ..........       (.20)      (.25)      (.26)      (.26)      (.26)
                                                           -----------------------------------------------------
Net asset value, end of year ...........................      $1.87      $2.09      $2.30      $2.69      $2.98
                                                           =====================================================

Total return(b) ........................................     (.68)%      1.73%    (5.01)%     (.74)%     12.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................ $2,024,885 $2,222,713 $2,442,432 $3,108,809 $3,236,134
Ratios to average net assets:
 Expenses ..............................................       .75%       .76%       .74%       .72%       .70%
 Net investment income .................................     10.27%     10.30%     10.28%      9.40%      9.04%
Portfolio turnover rate ................................     18.56%     21.37%     18.79%     27.55%     29.69%




(a) Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights (CONTINUED)

                                                                                      CLASS B
                                                                     -----------------------------------------
                                                                                 YEAR ENDED MAY 31,
                                                                     -----------------------------------------
                                                                         2002       2001      2000      1999C
                                                                     -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $2.08      $2.30     $2.68     $2.76
                                                                     -----------------------------------------
Income from investment operations:
 Net investment income(a) ..........................................      .19        .21       .24       .11
 Net realized and unrealized losses ................................     (.21)      (.19)     (.37)     (.08)
                                                                     -----------------------------------------
Total from investment operations ...................................     (.02)       .02      (.13)      .03
                                                                     -----------------------------------------
Less distributions from net investment income ......................     (.19)      (.24)     (.25)     (.11)
                                                                     -----------------------------------------
Net asset value, end of year .......................................    $1.87      $2.08     $2.30     $2.68
                                                                     =========================================

Total return(b) ....................................................   (.70)%       .73%   (5.49)%     1.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................... $153,639   $119,496   $69,565   $26,095
Ratios to average net assets:
 Expenses ..........................................................    1.26%      1.27%     1.25%     1.24%(d)
 Net investment income .............................................    9.75%      9.79%     9.85%     8.41%(d)
Portfolio turnover rate ............................................   18.56%     21.37%    18.79%    27.55%


(a) Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period January 1, 1999 (effective date) to May 31, 1999.

(d) Annualized

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights (CONTINUED)

                                                                                 CLASS C
                                                           --------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                                           --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $2.09     $2.31      $2.69     $2.98     $2.90
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................       .19       .22        .25       .25       .25
 Net realized and unrealized gains (losses) .............      (.21)     (.20)      (.38)     (.29)      .08
                                                           --------------------------------------------------
Total from investment operations ........................      (.02)      .02       (.13)     (.04)      .33
                                                           --------------------------------------------------
Less distributions from net investment income ...........      (.19)     (.24)      (.25)     (.25)     (.25)
                                                           --------------------------------------------------
Net asset value, end of year ............................     $1.88     $2.09      $2.31     $2.69     $2.98
                                                           ==================================================

Total return(b) .........................................    (.71)%      .75%    (5.46)%    (.93)%    11.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $383,584  $172,959   $367,151  $487,196  $394,612
Ratios to average net assets:
 Expenses ...............................................     1.25%     1.27%      1.25%     1.24%     1.23%
 Net investment income ..................................     9.76%     9.79%      9.76%     8.89%     8.51%
Portfolio turnover rate .................................    18.56%    21.37%     18.79%    27.55%    29.69%



(a) Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights (CONTINUED)

                                                                                                  CLASS R
                                                                                               --------------
                                                                                                PERIOD ENDED
                                                                                               MAY 31, 2002(C)
                                                                                               - -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................................................         $1.93
                                                                                                -------------
Income from investment operations:
 Net investment income(a) ..................................................................           .08
 Net realized and unrealized losses ........................................................          (.05)
                                                                                                -------------
Total from investment operations ...........................................................           .03
                                                                                                -------------
Less distributions from net investment income ..............................................          (.08)
                                                                                                -------------
Net asset value, end of period .............................................................         $1.88
                                                                                                =============
Total return(b) ............................................................................         1.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                                     $713
Ratios to average net assets:
 Expenses ..................................................................................         1.11%(d)
 Net investment income .....................................................................         9.73%(d)
Portfolio turnover rate ....................................................................        18.56%


(a) Based on average shares outstanding.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period January 1, 2002 (effective date) to May 31, 2002.

(d) Annualized

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Highlights (CONTINUED)

                                                                             ADVISOR CLASS
                                                           --------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                                           --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $2.09     $2.30      $2.69     $2.98     $2.90
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income(a) .................................     .21       .23        .26       .27       .27
 Net realized and unrealized gains (losses) ...............    (.21)     (.19)      (.38)     (.29)      .08
                                                           --------------------------------------------------
Total from investment operations ..........................      --       .04       (.12)     (.02)      .35
                                                           --------------------------------------------------
Less distributions from net investment income .............    (.21)     (.25)      (.27)     (.27)     (.27)
                                                           --------------------------------------------------
Net asset value, end of year ..............................   $1.88     $2.09      $2.30     $2.69     $2.98
                                                           ==================================================

Total return(b) ...........................................  (.03)%     1.86%    (4.88)%    (.61)%    12.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................... $20,758   $22,041    $17,234   $39,354   $28,026
Ratios to average net assets:
 Expenses .................................................    .61%      .62%       .60%      .59%      .58%
 Net investment income ....................................  10.42%    10.43%     10.29%     9.52%     9.17%
Portfolio turnover rate ...................................  18.56%    21.37%     18.79%    27.55%    29.69%



(a) Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2002

                                                                                 SHARES/
                                                                                WARRANTS/
                                                                   COUNTRY       RIGHTS                 VALUE
-----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS, WARRANTS AND RIGHTS 2.9%
(a)COMMERCIAL SERVICES .1%
(b)VS Holdings ............................................     United States       1,685,375       $    3,370,750
                                                                                                    --------------
(a)COMMUNICATIONS .3%
 Call-Net Enterprises Inc., B .............................        Canada             254,140              188,064
 ICO Global Communications Holdings Ltd. ..................     United States       2,105,368            5,052,883
 ICO Global Communications Holdings Ltd., wts., 5/16/06 ...     United States         528,825               15,857
(b)International Wireless Communications Holdings Inc. ....     United States       1,759,743              598,313
 Loral Orion Network Sys., wts., 1/15/07 ..................     United States          35,300               37,065
 McCaw International Ltd., wts., 4/15/07 ..................     United States          28,500                   --
 McLeodUSA Inc., wts., 4/16/07 ............................     United States         238,059               71,418
 Nextel Communications Inc., A ............................     United States         128,674              625,356
 Occidente Y Caribe Celular SA, wts., 144A, 3/15/04 .......       Colombia            152,660                1,527
 Poland Telecom Finance, wts., 144A, 12/01/07 .............        Poland              30,000                   --
                                                                                                    --------------
                                                                                                         6,590,483
                                                                                                    --------------
 CONSUMER NON-DURABLES .5%
(a)Hartmarx Corp. .........................................     United States         548,700            1,366,263
 R.J. Reynolds Tobacco Holdings Inc. ......................     United States         170,000           12,019,000
                                                                                                    --------------
                                                                                                        13,385,263
                                                                                                    --------------
(a)CONSUMER SERVICES
 Jack in the Box Inc. .....................................     United States          24,090              777,866
                                                                                                    --------------
(a)ELECTRONIC TECHNOLOGY .4%
(b)Anacomp Inc., A ........................................     United States         366,600           10,814,700
 Loral Space & Communications Ltd., wts., 12/27/06 ........     United States         155,654              155,654
                                                                                                    --------------
                                                                                                        10,970,354
                                                                                                    --------------
(a)ENERGY MINERALS .3%
 Horizon Natural Resources Co. ............................     United States         533,333            6,533,329
 McMoran Exploration Co. ..................................     United States          25,937              109,973
                                                                                                    --------------
                                                                                                         6,643,302
                                                                                                    --------------
 GOVERNMENT BONDS
 United Mexican States, rts., 6/30/03 .....................        Mexico           3,000,000                7,800
                                                                                                    --------------
(a)HEALTH SERVICES .8%
 Kindred Healthcare Inc. ..................................     United States         246,736           10,932,872
 Kindred Healthcare Inc., A, wts., 4/20/06 ................     United States         134,263            2,885,983
 Kindred Healthcare Inc., B, wts., 4/20/06 ................     United States         335,658            6,268,413
                                                                                                    --------------
                                                                                                        20,087,268
                                                                                                    --------------
(a)INDUSTRIAL SERVICES .2%
 Transocean Sedco Forex Inc., wts., 144A, 5/01/09 .........     United States          11,750            3,951,525
                                                                                                    --------------


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                  SHARES/
                                                                   COUNTRY       WARRANTS              VALUE
-----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
 PROCESS INDUSTRIES .1%
(a)Darling International Inc. .............................     United States         504,447       $      353,113
 Walter Industries Inc. ...................................     United States         189,505            2,717,502
                                                                                                    --------------
                                                                                                         3,070,615
                                                                                                    --------------
(a)PRODUCER MANUFACTURING
 Cambridge Industries Liquidating Trust Interest ..........     United States       4,853,892               80,089
 Goss Holdings Inc., B ....................................     United States         211,174                2,112
(b)Harvard Industries Inc. ................................     United States         793,966                7,940
                                                                                                    --------------
                                                                                                            90,141
                                                                                                    --------------
(a)RETAIL TRADE .2%
 Penn Traffic Co. .........................................     United States         389,598            4,044,027
 Stage Stores, Inc. .......................................     United States           3,989              142,088
 Stage Stores Inc, A, wts., 8/23/06 .......................     United States          25,601              569,622
 Stage Stores Inc, B, wts., 8/23/06 .......................     United States          53,896              978,212
                                                                                                    --------------
                                                                                                         5,733,949
                                                                                                    --------------
 TOTAL COMMON STOCKS, WARRANTS AND RIGHTS
  (COST $185,656,907) .....................................                                             74,679,316
                                                                                                    --------------
 PREFERRED STOCKS 2.0%
(d)Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ...............       Indonesia        24,700,000              555,750
 Fresenius Medical Care Capital Trust, 7.875%, pfd. .......     United States      35,600,000           34,888,000
 Sinclair Capital, 11.625%, pfd. ..........................     United States         147,000           15,288,000
                                                                                                    --------------
 TOTAL PREFERRED STOCKS (COST $74,983,149) ................                                             50,731,750
                                                                                                    --------------
 CONVERTIBLE PREFERRED STOCKS .7%
(a)COMMUNICATIONS
 McLeodUSA Inc., 2.50%, cvt. pfd., ........................     United States         107,432              564,018
                                                                                                    --------------
 UTILITIES .7%
 CMS Energy Trust I, 7.75%, cvt. pfd. .....................     United States         530,000           17,537,700
                                                                                                    --------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $48,042,508) ....                                             18,101,718
                                                                                                    --------------
 PARTNERSHIP UNITS .1%
(a)PROCESS INDUSTRIES
 Phosphate Resource Partners LP (COST $1,313,552) .........     United States         415,000            1,805,250
                                                                                                    --------------

                                                                                 PRINCIPAL
                                                                                 AMOUNT(C)
                                                                                ------------
 BONDS 88.7%
 COMMERCIAL SERVICES 4.1%
(d)AmeriServe Food Distribution Inc., senior note,
   8.875%, 10/15/06 .......................................     United States  $   16,150,000               20,188
(d)AmeriServe Food Distribution Inc., senior sub. note,
   10.125%, 7/15/07 .......................................     United States      14,210,000                1,421
 Iron Mountain Inc., senior sub. note, 8.75%, 9/30/09 .....     United States      16,650,000           17,232,750
 Iron Mountain Inc., senior sub. note, 8.25%, 7/01/11 .....     United States       7,500,000            7,650,000
 Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13 ....     United States       6,000,000            6,120,000


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY        AMOUNT(C)              VALUE
------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 COMMERCIAL SERVICES (CONT.)
 Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ..     United States  $   20,000,000       $   10,500,000
 Lamar Advertising Co., senior sub. note, 9.625%, 12/01/06      United States      20,000,000           20,925,000
 Quebecor Media Inc., senior disc. note, zero cpn. to
  7/15/06, 13.75% thereafter, 7/15/11 .....................       Canada           31,500,000           19,608,750
 Yell Finance BV, senior disc. note, zero cpn. to 8/01/06,
  13.50% thereafter, 8/01/11 ..............................    United Kingdom      19,250,000           13,378,750
 Yell Finance BV, senior note, 10.75%, 8/01/11 ............    United Kingdom      10,000,000           10,950,000
                                                                                                    --------------
                                                                                                       106,386,859
                                                                                                    --------------
 COMMUNICATIONS 12.2%
 Allegiance Telecom Inc., senior disc. note, B, zero cpn.
  to 2/15/03, 11.75% thereafter, 2/15/08 ..................     United States      22,000,000            2,750,000
 Allegiance Telecom Inc., senior note, 12.875%, 5/15/08 ...     United States      20,500,000            4,612,500
 American Cellular Corp., senior sub. note, 9.50%, 10/15/09     United States      28,400,000           10,934,000
 American Tower Corp., senior note, 9.375%, 2/01/09 .......     United States      20,000,000           13,900,000
(d)Arch Escrow Corp., senior note, 13.75%, 4/15/08 ........     United States      14,500,000              145,000
 Asia Global Crossing Ltd., 13.375%, 10/15/10 .............        Bermuda         11,000,000            2,255,000
 AT&T Wireless Group, senior note, 7.875%, 3/01/11 ........     United States      27,000,000           26,059,887
 Call-Net Enterprises Inc., 10.625%, 12/31/08 .............        Canada           5,288,110            2,035,922
 Crown Castle International Corp., senior disc. note, zero
  cpn. to 8/01/04, 11.25% thereafter, 8/01/11 .............     United States      51,000,000           30,345,000
 Dobson/Sygnet Communications Co., senior note,
  12.25%, 12/15/08 ........................................     United States      34,250,000           30,825,000
(d)Global Crossing Holdings Ltd., 9.50%, 11/15/09 .........     United States      20,000,000              400,000
(d)IntelCom Group Inc., senior disc. note, 12.50%,
  5/01/06 .................................................     United States      32,500,000              731,250
 Intermedia Communications Inc., senior disc. note, B, zero
  cpn. to 7/15/02, 11.25% thereafter, 7/15/07 .............     United States      37,500,000           27,187,500
 Intermedia Communications Inc., senior note, 9.50%,
  3/01/09 .................................................     United States      10,000,000            6,850,000
(d)Iridium LLC/CAP, senior note, D, 10.875%, 7/15/05 ......        Bermuda         17,000,000            1,062,500
 Level 3 Communications Inc., senior disc. note, zero cpn
  to 12/01/03, 10.50% thereafter, 12/01/08 ................     United States      13,000,000            3,835,000
 Loral CyberStar Inc., 10.00%, 7/15/06 ....................     United States      15,786,000           11,444,850
(d)Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ......     United States      31,000,000              348,750
(d)Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ......     United States      10,000,000              112,500
 Millicom International Cellular SA, senior note,
  13.50%, 6/01/06 .........................................      Luxembourg        32,300,000           18,249,500
 Nextel Communications Inc., senior disc. note, zero cpn.
  to 10/31/02, 9.75% thereafter, 10/31/07 ..................    United States      35,500,000           22,808,750
 Nextel Communications Inc., 9.50%, 2/01/11 ...............     United States       5,000,000            3,175,000
(d)Nextel International Inc., senior disc. note, zero cpn.
  to 4/15/03, 12.125% thereafter, 4/15/08 ..................    United States      20,000,000              600,000
(d)Nextel International Inc., senior note, 12.75%,
  8/01/10                                                       United States      25,200,000              819,000
 Nextel Partners Inc., senior disc. note, zero cpn. to
  2/01/04, 14.00%, thereafter .............................     United States      15,600,000            7,371,000
 Nextel Partners Inc., senior note, 11.00%, 3/15/10 .......     United States      12,600,000            7,780,500
(d)Nextlink Communications Inc., 9.45%, 4/15/08 ...........     United States      20,250,000            1,113,750
(d)Nextlink Communications Inc., senior note, 9.625%,
  10/01/07 ................................................     United States      17,350,000            1,127,750
(d)Nextlink Communications Inc., senior note, 9.00%,
  3/15/08 .................................................     United States      18,150,000              998,250


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY        AMOUNT(C)             VALUE
------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 COMMUNICATIONS (CONT.)
(d)Poland Telecom Finance, senior note, B, 14.00%,
  12/01/07 ................................................        Poland      $   30,000,000       $        3,000
(d)RSL Communications PLC, senior disc. note, zero cpn. to
  3/01/03, 10.125% thereafter, 3/01/08 ....................    United Kingdom      44,500,000            1,112,500
(d)RSL Communications PLC, senior note, 12.00%, 11/01/08 ..    United Kingdom       6,250,000              187,500
 Rural Cellular Corp., A, 144A, 9.75%, 1/15/10 ............    United States        8,400,000            5,586,000
 Spectrasite Holdings Inc., senior disc. note, zero cpn. to
  4/15/04, 11.25% thereafter, 4/15/09 .....................     United States      20,500,000            6,150,000
 Spectrasite Holdings Inc., senior disc. note, zero cpn.
  to 3/15/05, 12.875% thereafter, 3/15/10 .................     United States      35,000,000            9,450,000
 Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ..     United States       6,000,000            3,210,000
 Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 .......     United States      11,900,000           10,591,000
 Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03,
  11.00% thereafter, 5/01/08 ..............................     United States      25,000,000           21,187,500
 VoiceStream Wireless Corp., senior disc. note, zero cpn.
  to 11/15/04, 11.875% thereafter, 11/15/09 ...............     United States      19,404,000           16,250,850
(d)Williams Communications Group Inc., senior note,
  10.875%, 10/01/09 .......................................     United States       8,600,000              903,000
(d)Williams Communications Group Inc., senior note,
  11.875%, 8/01/10 ........................................     United States      10,300,000            1,081,500
                                                                                                    --------------
                                                                                                       315,591,009
                                                                                                    --------------
 CONSUMER DURABLES .7%
 Sealy Mattress Co., senior disc. note, B, zero cpn. to
  12/15/02, 10.875% thereafter, 12/15/07 ..................     United States      11,000,000           11,192,500
 Sealy Mattress Co., senior sub. note, B, 9.875%,
  12/15/07 ................................................     United States       7,800,000            8,102,250
                                                                                                    --------------
                                                                                                        19,294,750
                                                                                                    --------------
 CONSUMER NON-DURABLES 1.8%
 Agrilink Foods Inc., senior sub. note, 11.875%, 11/01/08 .     United States      18,500,000           19,425,000
 Hartmarx Corp., senior note, 12.50%, 9/15/03 .............     United States       4,720,000            4,448,600
 Revlon Consumer Products Corp., senior sub. note,
  8.625%, 2/01/08 .........................................     United States      42,000,000           19,740,000
(d)Styling Technology Corp., senior sub. note, 10.875%,
  7/01/08 .................................................     United States      22,000,000            1,914,000
                                                                                                    --------------
                                                                                                        45,527,600
                                                                                                    --------------
 CONSUMER SERVICES 23.2%
 Adelphia Communications Corp., senior note, 10.875%,
  10/01/10 ................................................     United States      30,000,000           21,900,000
 Adelphia Communications Corp., senior note, 10.25%,
  6/15/11 .................................................     United States      20,000,000           14,700,000
 Argosy Gaming Co., senior sub. note, 9.00%, 9/01/11 ......     United States       8,300,000            8,715,000
 Aztar Corp., senior sub. note, 8.875%, 5/15/07 ...........     United States      19,000,000           19,617,500
 Callahan Nordrhein-Westfalen, senior disc. note,zero cpn.
  7/15/05, 16.00% thereafter, 07/15/10, ...................        Germany         38,000,000              950,000
 CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ...        Canada          15,600,000           16,926,000
 Chancellor Media Corp., senior note, 8.00%, 11/01/08 .....     United States      23,500,000           24,557,500
 Chancellor Media Corp., senior sub. note, B, 8.75%,
  6/15/07 .................................................     United States      15,000,000           15,600,000
 Charter Communications Holdings LLC, senior disc. note,
  zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 .........     United States      54,000,000           36,315,000




FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY        AMOUNT(C)               VALUE
------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 CONSUMER SERVICES (CONT.)
 Charter Communications Holdings LLC, senior disc. note,
  zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11 ........     United States  $   15,500,000       $    9,455,000
 Choctaw Resort Development Enterprise, senior note,
  9.25%, 4/01/09 ..........................................     United States      11,500,000           11,988,750
 CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 ..     United States      20,200,000           19,796,000
 CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 .....     United States      20,000,000           20,400,000
 CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .....     United States       5,000,000            4,950,000
(d)Diamond Cable Communication Co., senior disc. note,
  10.75%, 2/15/07 .........................................    United Kingdom       7,850,000            2,512,000
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .......    United Kingdom      10,600,000            9,699,000
 EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .     United States      30,000,000           31,575,000
(d)Family Restaurant Inc., senior note, 9.75%, 2/01/49 ....     United States      10,850,000              271,250
 Fox/Liberty Networks LLC, senior disc. note, zero cpn. to
  8/15/02, 9.75% thereafter, 8/15/07 ......................     United States      27,650,000           28,548,625
 Granite Broadcasting Corp., senior sub. note, 10.375%,
  5/15/05 .................................................     United States       6,494,000            6,234,240
 Harrah's Operating Co. Inc., senior sub. note,
  7.875%, 12/15/05 ........................................     United States      15,250,000           15,821,875
 Horseshoe Gaming Holding Corp., senior sub. note,
  8.625%, 5/15/09 .........................................     United States      30,200,000           31,559,000
 Host Marriott LP, 9.50%, 1/15/07 .........................     United States       7,000,000            7,315,000
 LIN Holdings Corp., senior disc. note, zero cpn. to
  3/01/03, 10.00% thereafter, 3/01/08 .....................     United States      17,300,000           16,521,500
 Mandalay Resort Group, senior note, 9.50%, 8/01/08 .......     United States       5,900,000            6,431,000
 Mandalay Resort Group, senior sub note, 10.25%, 8/01/07 ..     United States      14,600,000           15,914,000
 Meristar Hospitality, senior note, 144A, 10.50%, 6/15/09 .     United States      10,700,000           11,315,250
(d)NTL Inc., senior note, zero cpn. to 4/01/03, 9.75%
  thereafter, 4/01/08 .....................................     United Kingdom     50,000,000           14,750,000
 Park Place Entertainment, senior sub. note, 144A,
  7.875%, 3/15/10 .........................................     United States      25,000,000           25,031,250
 Premier Parks Inc., senior disc. note, zero cpn. to
  4/01/03, 10.00% thereafter, 4/01/08 .....................     United States       8,000,000            7,930,000
 Premier Parks Inc., senior note, 9.75%, 6/15/07 ..........     United States      22,500,000           23,512,500
 Royal Caribbean Cruises Ltd., 7.25%, 8/15/06 .............     South Africa        4,500,000            4,279,554
 Royal Caribbean Cruises Ltd., 7.25%, 3/15/18 .............        Liberia         14,400,000           11,766,168
 Station Casinos Inc., senior note, 8.375%, 2/15/08 .......     United States      15,000,000           15,525,000
 Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ..     United States      15,000,000           16,200,000
 Sun International Hotels, senior sub. note, 8.875%,
  8/15/11 .................................................     United States      13,800,000           14,248,500
 Telewest Communications PLC, senior disc. note, zero cpn.
  to 4/15/04, 9.25% thereafter, 4/15/09 ...................    United Kingdom       2,250,000              815,625
 Telewest Communications PLC, senior disc. note, zero cpn
  to 2/01/05, 11.375% thereafter, 2/01/10 .................    United Kingdom      28,000,000            9,100,000
 Telewest Communications PLC, senior note, 11.25%, 11/01/08    United Kingdom       4,000,000            1,820,000
 Venetian Casino/LV Sands, A, 144A, 11.00%, 6/15/10 .......     United States      24,800,000           25,854,000
 Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11     United States      19,000,000           18,810,000
                                                                                                    --------------
                                                                                                       599,231,087
                                                                                                    --------------
 ELECTRONIC TECHNOLOGY 4.0%
 Alliant Techsystems Inc., senior sub note, 8.50%,
  5/15/11 .................................................     United States       6,900,000            7,383,000
 Amkor Technology Inc., senior note, 9.25%, 5/01/06 .......     United States      30,000,000           30,037,500
 Fairchild Semiconductor Corp., senior sub. note,
  10.50%, 2/01/09 .........................................     United States      15,400,000           17,055,500
 Flextronics International Ltd., senior sub. note,
  9.875%, 7/01/10 .........................................        Singapore        5,300,000            5,763,750


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT(C)              VALUE
------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 ELECTRONIC TECHNOLOGY (CONT.)
 L-3 Communications Holdings Inc., senior sub. note,
  10.375%, 5/01/07 ........................................     United States  $    5,400,000       $    5,724,000
 ON Semiconductor Corp., 144A, 12.00%, 5/15/08 ............     United States      12,500,000           12,125,000
 SCG Holding and Semiconductor Co., senior sub. note,
  12.00%, 8/01/09 .........................................     United States       9,951,000            7,712,025
 Solectron Corp., senior note, 9.625%, 2/15/09 ............     United States      11,100,000           11,349,750
 Telecommun Techniques Co., senior sub. note, 9.75%,
  5/15/08 .................................................     United States      24,000,000            5,400,000
                                                                                                    --------------
                                                                                                       102,550,525
                                                                                                    --------------
 ENERGY MINERALS 3.2%
 Conproca SA, S.F., senior secured note, 144A, 12.00%,
  6/16/10 .................................................        Mexico          23,300,000           27,785,250
 Hanover Equipment Trust 01, senior note, A, 144A,
  8.50%, 9/01/08 ..........................................     United States      16,000,000           15,920,000
 Mission Resources Corp., senior sub. note, C, 10.875%,
  4/01/07 .................................................     United States       5,000,000            4,525,000
 P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 .     United States       5,166,000            5,501,790
 P&L Coal Holdings Corp., senior sub. note, B, 9.625%,
  5/15/08 .................................................     United States      26,600,000           28,329,000
                                                                                                    --------------
                                                                                                        82,061,040
                                                                                                    --------------
 FINANCE 1.7%
 Western Financial Bank-FSB, 9.625%, 5/15/12 ..............     United States      12,400,000           12,586,000
 Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ...     United States      30,000,000           31,500,000
                                                                                                    --------------
                                                                                                        44,086,000
                                                                                                    --------------
 HEALTH SERVICES 5.0%
 HCA Inc., 8.75%, 9/01/10 .................................     United States      11,200,000           12,615,098
 Iasis Healthcare Corp., senior sub. note, 13.00%,
  10/15/09 ................................................     United States      29,500,000           31,491,250
 Magellan Health Services Inc., senior note, 144A,
  9.375%, 11/15/07 ........................................     United States       8,400,000            8,211,000
 Magellan Health Services Inc., senior sub. note,
  9.00%, 2/15/08 ..........................................     United States      20,000,000           15,600,000
 Pacificare Health System, senior note, 144A, 10.75%,
  6/01/09 .................................................     United States      24,400,000           25,315,000
 Triad Hospitals Inc., senior note, 8.75%, 5/01/09 ........     United States       7,400,000            7,890,250
 United Surgical Partners, 10.00%, 12/15/11 ...............     United States      27,000,000           28,080,000
                                                                                                    --------------
                                                                                                       129,202,598
                                                                                                    --------------
 HEALTH TECHNOLOGY .7%
 Alliance Imaging Inc., senior sub. note, 10.375%,
  4/15/11 .................................................     United States       9,000,000            9,765,000
 Rotech Healthcare Inc., senior sub. note, 144A, 9.50%,
  4/01/12 .................................................     United States       6,800,000             ,106,000
                                                                                                    --------------
                                                                                                        16,871,000
                                                                                                    --------------
 INDUSTRIAL SERVICES 4.8%
 Allied Waste North America Inc., senior note, B,
  7.875%, 1/01/09 .........................................     United States      24,000,000           23,430,000
 Allied Waste North America Inc., senior sub. note, B,
  10.00%, 8/01/09 .........................................     United States      10,000,000           10,150,000
 Great Lakes Dredge & Dock Corp., senior sub. note,
  11.25%, 8/15/08 .........................................     United States       8,550,000            9,159,188
 Key Energy Services Inc., senior sub. note, 14.00%,
  1/15/09                                                       United States      20,520,000           23,700,600
(d)Safety Kleen Services, senior sub. note, 9.25%,
  6/01/08 .................................................     United States      10,000,000              225,000
 Universal Compression Inc., senior disc. note, zero cpn.
  to 2/15/03, 9.875% thereafter, 2/15/08 ..................     United States      31,800,000           31,323,000
 URS Corp., senior sub. note, 12.25%, 5/01/09 .............     United States      25,700,000           26,856,500
                                                                                                    --------------
                                                                                                       124,844,288
                                                                                                    --------------


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND


STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT(C)          VALUE
-----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 NON-ENERGY MINERALS .6%
 Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ....     United States  $    8,000,000       $    8,640,000
 Louisiana Pacific Corp., 10.875, senior sub. note,
  10.875%, 11/15/08 .......................................     United States       4,500,000            5,028,750
(d)Sheffield Steel Corp., first mortgage, B, 11.50%,
  12/01/05 ................................................     United States       8,000,000            2,040,000
                                                                                                    --------------
                                                                                                        15,708,750
                                                                                                    --------------
 PROCESS INDUSTRIES 8.6%
(d)Anchor Glass, first mortgage, 11.25%, 4/01/05 ..........     United States      23,700,000           25,655,250
 Avecia Group PLC, senior note, 11.00%, 7/01/09 ...........    United Kingdom      33,000,000           33,412,500
 Bear Island Paper Co. LLC, senior note, B, 10.00%,
  12/01/07 ................................................     United States      11,700,000           10,032,750
 Equistar Chemicals LP, senior note, 10.125%, 9/01/08 .....     United States       4,000,000            3,950,000
 Equistar Chemicals LP, senior note, 8.75%, 2/15/09 .......     United States      20,000,000           18,600,320
 FiberMark Inc., senior note, 10.75%, 4/15/11 .............     United States      17,000,000           16,957,500
 Four M Corp., senior note, B, 12.00%, 6/01/06 ............     United States       7,400,000            7,659,000
 Graham Packaging Co., senior disc. note, B, zero cpn. to
  1/15/03, 10.75% thereafter, 1/15/09 .....................     United States       5,600,000            5,572,000
 Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08      United States       6,600,000            6,336,000
 Huntsman ICI Chemicals LLC, zero cpn., senior disc. note,
  12/31/09 ................................................     United States      76,130,000           19,032,500
 MacDermid Inc., senior sub. note, 9.125%, 7/15/11 ........     United States       8,900,000            9,523,000
 Noveon Inc., B, 11.00%, 2/28/11 ..........................     United States       4,800,000            5,208,000
 OM Group Inc., senior sub. note, 9.25%, 12/15/11 .........     United States       5,400,000            5,656,500
(d)Pindo Deli Finance Mauritius, senior note, 11.75%,
  10/01/17 ................................................       Indonesia        30,900,000            6,334,500
(d)Polysindo International Finance Co. BV, secured note,
  9.375%, 7/30/07 .........................................       Indonesia        27,750,000            2,844,375
 Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ......     United States       6,250,000            5,468,750
 Riverwood International Co., senior note, 10.625%,
  8/01/07 .................................................     United States      23,000,000           24,437,500
 Terra Industries Inc., senior note, B, 10.50%, 6/15/05 ...     United States      15,000,000           13,425,000
(d)Tjiwi Kimia Finance Mauritius, senior note, 10.00%,
  8/01/04 .................................................       Indonesia        11,000,000            2,667,500
                                                                                                    --------------
                                                                                                       222,772,945
                                                                                                    --------------
 PRODUCER MANUFACTURING 6.1%
 Airxcel Inc., senior sub. note, B, 11.00%, 11/15/07 ......     United States      13,500,000           11,002,500
 American Axle & Manufacturing Inc., senior sub. note,
  9.75%, 3/01/09 ..........................................     United States      20,000,000           21,625,000
 Arvinmeritor, 8.75%, 3/01/12 .............................     United States      10,100,000           10,906,950
 Cincinnati Milacron Inc., 8.375%, 3/15/04 ................     United States      10,000,000            9,000,000
 Dura Operating Corp., senior sub note, Series D,
  9.00%, 5/01/09 ..........................................     United States      11,000,000           11,137,500
(d)Goss Graphic Systems Inc., 12.25%, 11/19/05 ............     United States       9,053,899               36,216
 Neenah Corp., senior sub. note, B, 11.125%, 5/01/07 ......     United States         600,000              360,000
 Neenah Corp., senior sub. note, F, 11.125%, 5/01/07 ......     United States       5,300,000            3,180,000
 Nortek Inc., senior note, B, 9.125%, 9/01/07 .............     United States      19,200,000           19,728,000
 Nortek Inc., senior note, B, 8.875%, 8/01/08 .............     United States       8,000,000            8,150,000
 Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ....     United States       4,450,000            4,650,250
 Tenneco Automotive Inc., senior sub. note, 11.625%,
  10/15/09 ................................................     United States      27,200,000           23,392,000
 Terex Corp., senior sub. note, 8.875%, 4/01/08 ...........     United States      24,750,000           25,616,250


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND


STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT(C)        VALUE
-----------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 PRODUCER MANUFACTURING (CONT.)
 Terex Corp., senior sub. note, D, 8.875%, 4/01/08 ........     United States  $    9,500,000       $    9,832,500
(d)Thermadyne Holdings Corp., senior sub. note, 10.75%,
  11/01/03 ................................................     United States      19,781,000                1,978
                                                                                                    --------------
                                                                                                       158,619,144
                                                                                                    --------------
 REAL ESTATE 3.0%
 D.R. Horton Inc., senior note, 144A, 8.50%, 4/15/12 ......     United States      25,000,000           25,687,500
 HMH Properties Inc., senior secured note, B, 7.875%,
  8/01/08   United States  23,000,000       22,425,000
 Meristar Hospitality Corp., senior note, 9.00%, 1/15/08 ..     United States      16,500,000           16,747,500
 Ventas Realty LP Capital Corp., senior note, 144A,
  8.75%, 5/01/09 ..........................................     United States       8,600,000            8,868,750
 Ventas Realty LP Capital Corp., senior note, 144A,
  9.00%, 5/01/12 ..........................................     United States       3,900,000            4,085,250
                                                                                                    --------------
                                                                                                        77,814,000
                                                                                                    --------------
 RETAIL TRADE 1.9%
 Office Depot Inc., senior sub. note, 10.00%, 7/15/08 .....     United States      22,000,000           24,310,000
 Pueblo Xtra International, senior note, 9.50%, 8/01/03 ...     United States       9,500,000            4,334,375
 Pueblo Xtra International, senior note, C, 9.50%,
  8/01/03 .................................................     United States       5,000,000            2,281,250
 Rite Aid Corp., 144A, 6.125%, 12/15/08 ...................     United States      26,900,000           17,216,000
                                                                                                    --------------
                                                                                                        48,141,625
                                                                                                    --------------
 TECHNOLOGY SERVICES .1%
(d)PSINet Inc., 11.00%, 8/01/09 ...........................     United States      18,750,000            1,968,750
                                                                                                    --------------
 TRANSPORTATION 3.3%
 GS Superhighway Holdings Ltd., senior note, 10.25%,
  8/15/07 .................................................         China          22,000,000           23,430,000
 Sea Containers Ltd., senior note, 10.75%, 10/15/06 .......     United States      19,700,000           17,434,500
 Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ........     United States      34,000,000           28,305,000
 United Air Lines Inc., S.F., pass-through equipment
  trust, B-2, 9.06%, 9/26/14 ..............................     United States      20,422,000           16,943,214
                                                                                                    --------------
                                                                                                        86,112,714
                                                                                                    --------------
 UTILITIES 3.7%
 AES Corp., 9.375%, 9/15/10 ...............................     United States      10,000,000            7,800,000
 Calpine Corp., senior note, 8.625%, 8/15/10 ..............     United States      23,700,000           19,851,807
 Calpine Corp., senior note, 8.50%, 2/15/11 ...............     United States      15,000,000           12,321,075
 Edison Mission, 9.875%, 4/15/11 ..........................     United States      20,000,000           20,050,000
 ESCOM, E168, utility deb., 11.00%, 6/01/08 ...............     South Africa      108,800,000 ZAR       10,706,633
 ESI Tractebel Acq. Corp., secured note, 7.99%, 12/30/11 ..     United States       8,000,000            7,560,000
 Midland Cogeneration Venture, S.F., senior lease
  obligation, A, 11.75%, 7/23/05 ..........................     United States       4,500,000            4,763,160
 Midland Cogeneration Venture, S.F., senior lease
  obligation, B, 13.25%, 7/23/06 ..........................     United States      11,500,000           12,552,858
                                                                                                    --------------
                                                                                                        95,605,533
                                                                                                    --------------
 TOTAL BONDS (COST $3,102,072,423) ........................                                          2,292,390,217
                                                                                                    --------------
 TOTAL LONG TERM INVESTMENTS (COST $3,412,068,539) ........                                          2,437,708,251
                                                                                                    --------------



FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                                 AMOUNT(C)        VALUE
----------------------------------------------------------------------------------------------------------
(e)REPURCHASE AGREEMENT 4.6%
 Joint Repurchase Agreement, 1.769%, 6/03/02,
 (Maturity Value $120,137,695) (COST $120,119,987) ...................         $  120,119,987       $  120,119,987
  ABN AMRO Inc.
  BNP Paribas Securities Corp.
  Banc of America Securities LLC
  Barclays Capital Inc.
  Bear, Stearns & Co., Inc.
  Credit Suisse First Boston Corp.
  Deutsche Banc Securities Inc.
  Dresdner Kleinwort Wasserstein Securities LLC
  Greenwich Capital Markets Inc.
  Lehman Brothers Inc.
  Morgan Stanley & Co. Inc.
  UBS Warburg LLC
   Collateralized by U.S. Treasury Bills, Notes and Bonds,
    and U.S. Government Agency Securities
                                                                                                    --------------
 TOTAL INVESTMENTS (COST $3,532,188,526) 99.0% .......................                               2,557,828,238
 OTHER ASSETS, LESS LIABILITIES 1.0% .................................                                  25,750,935
                                                                                                    --------------
 NET ASSETS 100.0% ...................................................                              $2,583,579,173
                                                                                                    ==============

CURRENCY ABBREVIATIONS
ZAR - South African Rand


(a) Non-income producing

(b) The Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at May 31, 2002 were $14,791,703.

(c) The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) See Note 6 regarding defaulted securities.

(e) Investment is through participation in a joint account with other funds managed by the investment advisor. At May 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2002


Assets:
 Investments in securities:
  Cost .....................................................  $3,532,188,526
                                                              ==============
  Value ....................................................   2,557,828,238
 Receivables:
  Capital shares sold ......................................       6,671,061
  Dividends and interest ...................................      51,060,881
                                                              --------------
       Total assets ........................................   2,615,560,180
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased ..........................      24,800,000
  Capital shares redeemed ..................................       3,550,752
  Affiliates ...............................................       1,767,116
  Shareholders .............................................       1,459,290
 Other liabilities .........................................         403,849
                                                              --------------
       Total liabilities ...................................      31,981,007
                                                              --------------
        Net assets, at value ...............................  $2,583,579,173
                                                              ==============
Net assets consist of:
 Undistributed net investment income .......................  $  (21,337,084)
 Net unrealized depreciation ...............................    (974,211,351)
 Accumulated net realized loss .............................    (416,506,246)
 Capital shares ............................................   3,995,633,854
                                                              --------------
       Net assets, at value ................................  $2,583,579,173
                                                              ==============





                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
MAY 31, 2002


CLASS A:
 Net assets, at value ..................................................................   $2,024,885,089
                                                                                           ==============
 Shares outstanding ....................................................................    1,081,598,318
                                                                                           ==============
 Net asset value per share(a) ..........................................................   $         1.87
                                                                                           ==============
 Maximum offering price per share (net asset value per share / 95.75%) .................   $         1.95
                                                                                           ==============
CLASS B:
 Net assets, at value ..................................................................   $  153,638,837
                                                                                           ==============
 Shares outstanding ....................................................................       82,210,968
                                                                                           ==============
 Net asset value and maximum offering price per share(a) ...............................   $         1.87
                                                                                           ==============
CLASS C:
 Net assets, at value ..................................................................   $  383,583,850
                                                                                           ==============
 Shares outstanding ....................................................................      204,155,495
                                                                                           ==============
 Net asset value per share(a) ..........................................................   $         1.88
                                                                                           ==============
 Maximum offering price per share (net asset value per share / 99.00%) .................   $         1.90
                                                                                           ==============
CLASS R:
 Net assets, at value ..................................................................   $      713,357
                                                                                           ==============
 Shares outstanding ....................................................................          379,476
                                                                                           ==============
 Net asset value and maximum offering price per share(a) ...............................   $         1.88
                                                                                           ==============
ADVISOR CLASS:
 Net assets, at value ..................................................................   $   20,758,040
                                                                                           ==============
 Shares outstanding ....................................................................       11,069,305
                                                                                           ==============
 Net asset value and maximum offering price per share ..................................   $         1.88
                                                                                           ==============


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2002

Investment income:
 Dividends .............................................................................    $   7,105,703
 Interest ..............................................................................      277,836,941
                                                                                            -------------
     Total investment income ...........................................................      284,942,644
                                                                                            -------------
Expenses:
 Management fees (Note 3) ..............................................................       11,852,697
 Distribution fees (Note 3)
  Class A ..............................................................................        2,927,522
  Class B ..............................................................................          857,897
  Class C ..............................................................................        2,350,052
  Class R ..............................................................................              596
 Transfer agent fees (Note 3) ..........................................................        3,374,801
 Custodian fees ........................................................................           36,787
 Reports to shareholders ...............................................................          171,765
 Registration and filing fees ..........................................................          167,152
 Professional fees .....................................................................           58,146
 Trustees' fees and expenses ...........................................................           65,742
 Other .................................................................................           49,172
                                                                                            -------------
     Total expenses ....................................................................       21,912,329
                                                                                            -------------
      Net investment income ............................................................      263,030,315
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ..........................................................................     (221,318,056)
  Foreign currency transactions ........................................................         (137,629)
                                                                                            -------------
     Net realized loss .................................................................     (221,455,685)
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................................................      (57,945,159)
  Translation of assets and liabilities denominated in foreign currencies ..............           94,856
                                                                                            -------------
     Net unrealized depreciation .......................................................      (57,850,303)
                                                                                            -------------
Net realized and unrealized loss .......................................................     (279,305,988)
                                                                                            -------------
Net decrease in net assets resulting from operations ...................................    $ (16,275,673)
                                                                                            =============


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2002 AND 2001

                                                                                 2002             2001
                                                                           -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................   $  263,030,315   $ 284,465,597
  Net realized loss from investments and foreign currency transactions .     (221,455,685)    (94,981,256)
  Net unrealized depreciation on investments and translation of assets
   and liabilities denominated in foreign currencies ...................      (57,850,303)   (149,716,638)
                                                                           -------------------------------
     Net increase (decrease) in net assets resulting from operations ...      (16,275,673)     39,767,703
 Distributions to shareholders from net investment income:
   Class A .............................................................     (215,925,864)   (260,710,882)
   Class B .............................................................      (12,964,082)     (9,711,687)
   Class C .............................................................      (35,816,653)    (38,176,951)
   Class R .............................................................           (7,376)             --
   Advisor Class .......................................................       (2,318,477)     (2,561,409)
                                                                           -------------------------------
 Total distributions to shareholders ...................................     (267,032,452)   (311,160,929)
 Capital share transactions: (Note 2)
   Class A .............................................................       29,994,862       4,890,760
   Class B .............................................................       48,084,597      59,181,132
   Class C .............................................................       60,697,180      29,998,866
   Class R .............................................................          719,615              --
   Advisor Class .......................................................        1,101,492       7,230,325
                                                                           -------------------------------
 Total capital share transactions ......................................      140,597,746     101,301,083
    Net decrease in net assets .........................................     (142,710,379)   (170,092,143)
Net assets
 Beginning of year .....................................................    2,726,289,552   2,896,381,695
                                                                           -------------------------------
 End of year ...........................................................   $2,583,579,173  $2,726,289,552
                                                                           ===============================
Undistributed net investment income included in net assets:
 End of year ...........................................................   $  (21,337,084) $  (18,556,839)
                                                                           ===============================

                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one Fund, the Franklin AGE High Income Fund (the Fund). The Fund seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to June 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $6,493 in the recorded cost of investments and a corresponding decrease in net unrealized depreciation.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $1,030,943, decrease unrealized losses by $1,256,778, and increase realized losses by $225,835. The per share effect of this change for the year ended May 31, 2002 was less than $.005 for the Fund. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

G. REDEMPTION FEES:

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Effective January 1, 2002, the Fund offered Class R shares to qualified investors. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At May 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                          YEAR ENDED                     YEAR ENDED
                                                         MAY 31, 2002                   MAY 31, 2001
                                                 ---------------------------------------------------------
                                                     SHARES       AMOUNT           SHARES        AMOUNT
                                                 ---------------------------------------------------------
CLASS A SHARES:
Shares sold ...................................   260,530,690  $501,286,257      333,032,241  $734,533,743
Shares issued in reinvestment of distributions     48,089,727    93,093,373       50,263,433   109,950,786
Shares redeemed ...............................  (292,096,037) (564,384,768)    (379,438,383) (839,593,769)
                                                 ---------------------------------------------------------
Net increase ..................................    16,524,380  $ 29,994,862        3,857,291  $  4,890,760
                                                 =========================================================
CLASS B SHARES:
Shares sold ...................................    35,455,588  $ 68,509,409       34,482,540  $ 75,232,906
Shares issued in reinvestment of distributions      2,698,019     5,202,795        1,737,998     3,781,178
Shares redeemed ...............................   (13,291,822)  (25,627,607)      (9,146,568)  (19,832,952)
                                                 ---------------------------------------------------------
Net increase ..................................    24,861,785  $ 48,084,597       27,073,970  $ 59,181,132
                                                 =========================================================
CLASS C SHARES:
Shares sold ...................................    70,486,785  $136,735,758       54,408,659  $119,133,448
Shares issued in reinvestment of distributions      9,243,621    17,942,995        8,683,509    19,069,148
Shares redeemed ...............................   (48,534,370)  (93,981,573)     (49,218,498) (108,203,730)
                                                 ---------------------------------------------------------
Net increase ..................................    31,196,036  $ 60,697,180       13,873,670  $ 29,998,866
                                                 =========================================================
CLASS R SHARES:(A)
Shares sold ...................................       375,811  $    712,648               --  $         --
Shares issued in reinvestment of distributions          3,666         6,968               --            --
Shares redeemed ...............................            (1)           (1)              --            --
                                                 ---------------------------------------------------------
Net increase ..................................       379,476  $    719,615               --  $         --
                                                 =========================================================
ADVISOR CLASS SHARES:
Shares sold ...................................     5,043,071  $  9,750,299        5,077,687  $ 11,514,464
Shares issued in reinvestment of distributions        710,160     1,375,938          718,727     1,573,038
Shares redeemed ...............................    (5,232,996)  (10,024,745)      (2,724,918)   (5,857,177)
                                                 ---------------------------------------------------------
Net increase ..................................       520,235  $  1,101,492        3,071,496  $  7,230,325
                                                 =========================================================

(a) For the period January 1, 2002 (effective date) to May 31, 2002.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

        ENTITY                                                         AFFILIATION
        -------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                             Investment manager
        Franklin Templeton Services, LLC (FT Services)                 Administrative manager
        Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .15%, .65%, .65% and .50% per year of its average daily net assets of Class A, Class B, Class C and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the year of $2,639,526 and $598,492, respectively.

The Fund paid transfer agent fees of $3,374,801, of which $2,509,341 was paid to Investor Services.


4. INCOME TAXES

At May 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003                            $  4,606,276
         2009                             126,000,271
         2010                             147,493,159
                                         ------------
                                         $278,099,706
                                         ============

On May 31, 2002 the Fund had expired capital loss carryovers of $12,243,104 which were reclassified to paid-in capital.

At May 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $138,287,010 and $119,530, respectively. For tax purposes, such losses will be reflected in the year ending 2003.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At May 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

        Cost of investments            $3,534,643,660
                                       --------------
        Unrealized appreciation           101,986,569
        Unrealized depreciation        (1,078,801,991)
                                       --------------
        Net unrealized depreciation    $ (976,815,422)
                                       ==============

        Undistributed ordinary income  $    5,954,559
        Undistributed long-term
         capital gains                             --
                                       --------------
        Distributed earnings           $    5,954,559
                                       ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts. Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts.

The tax character of distributions paid during the year ended May 31, 2002, was the same for financial statement and tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 2002 aggregated $529,542,697 and $455,157,808, respectively.


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 86.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 2002, the Fund held defaulted securities with a value aggregating $72,544,428 representing 2.8% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

The Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and, provides an estimate for losses on interest receivable.


7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently Advisers serves in one or more of these capacities for Family Restaurant Inc, Metrocall Inc., Nextel International Inc., and Styling Technology Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN HIGH INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Trust (the "Fund") at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 8, 2002

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED   BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee      Since 1982         105          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------


ROBERT F. CARLSON (74)     Trustee      Since 1982         41           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY,
member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel,
California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------


S. JOSEPH FORTUNATO (69)   Trustee      Since 1992       134            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------


FRANK W.T. LAHAYE (73)     Trustee      Since 1998       105            Director, The California Center for Land Recycling
One Franklin Parkway                                                    (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                                LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED     BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)          Trustee and    Trustee since        33            None
One Franklin Parkway            Vice President 1993 and
San Mateo, CA 94403-1906                       Vice President
                                               since 1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


**RUPERT H. JOHNSON, JR. (61)   Trustee and    Trustee since      117             None
One Franklin Parkway            President      1978 and
San Mateo, CA 94403-1906                       President
                                               since 1989

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


MARTIN L. FLANAGAN (41)         Vice President Since 1995    Not Applicable       None
One Franklin Parkway            and Chief
San Mateo, CA 94403-1906        Financial
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


DAVID P. GOSS (55)              Vice President Since 2000   Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                                LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED     BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice President Since 2000     Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------


MICHAEL O. MAGDOL (65)         Vice President  Since May 2002  Not Applicable    Director, FTI Banque, Arch Chemicals,
600 5th Avenue                 - AML                                             Inc. and Lingnan Foundation
Rockefeller Center             Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


EDWARD V. MCVEY (64)           Vice President  Since 1985      Not Applicable    None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services,
Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


KIMBERLEY MONASTERIO (38)      Treasurer       Since 2000     Not Applicable     None
One Franklin Parkway           and Principal
San Mateo, CA 94403-1906       Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


MURRAY L. SIMPSON (64)     Vice President      Since 2000     Not Applicable     None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Rupert H. Johnson, Jr. is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund


FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.

5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

8. No assurance exists that the fund's $1.00 per share price will be maintained.

9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

10. Portfolio of insured municipal securities.

11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

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FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
     INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN'S AGE HIGH INCOME FUND



INVESTMENT MANAGER
Franklin Advisers, Inc.


DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com


SHAREHOLDER SERVICES
1-800/632-2301


This report must be preceded or accompanied by the current Franklin's AGE High Income Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



105 A2002 07/02   [LOGO OMITTED] Printed on recycled paper